UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest reported event):  March 8, 2012

Commission File No. 001-33399

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COMVERGE, INC.
(Exact name of registrant as specified in its charter)

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DELAWARE	22-3543611
(State or other jurisdiction of Incorporation or organization)	(I.R.S. Employer Identification No.)

5390 Triangle Parkway, Suite 300
Norcross, Georgia 30092
(Address of Principal Executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (678) 392-4954

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Annual Incentive Awards for Fiscal Year Ended December 31, 2011

On March 8, 2012, the Compensation Committee of the Board of Directors of Comverge, Inc. (the “Company”) approved annual incentive awards with respect to the Company’s fiscal year ended December 31, 2011. The recipients of these annual incentive awards included the executive officers set forth below for the Company’s fiscal year ended December 31, 2011.

The elements of our 2011 annual incentive plan were primarily structured to reward our executive officers for achieving certain financial and business objectives, consisting of the following metrics:  (i) revenue, (ii) net increase in megawatts, and (iii) net income.  The 2011 incentive plan consisted of two components: a cash incentive award and a long-term incentive equity award. Incentive targets were established as a percentage of the participant’s base salary and provide a range of potential payments based on business performance, accomplishment of divisional or departmental goals and job performance and demonstrating the Company’s behaviors and values.  Business performance was measured on overall Company results with 50% based on revenue, 30% based on net increase in megawatts, and 20% on net income. Each of the three business metrics may be satisfied independently of the others. Threshold performance must be reached for any individual business metric to reach a payout level. Once threshold is reached, performance results between threshold, target and maximum levels will be interpolated for payout purposes.  Divisional or departmental goals are quantitative and qualitative goals assigned to participants in support of overall Company objectives. The metrics based on the Company’s behaviors and values outline how participants must act and interact as a team to ensure success. Examples may include operational excellence, customer intimacy, innovation, respect, transparency and open communication.

The following table summarizes, for each named executive officer, the threshold, target and maximum incentive award potential as previously established for his 2011 long-term annual incentive plan.

Named Executive Officer		Long-term Incentive as a % of Base Salary
	Base Salary	Threshold	Target	Maximum
R. Blake Young	$480,000	225%	300%	375%
David Mathieson	$325,000	113%	150%	188%
Steven Moffitt	$350,000	113%	150%	188%
Matthew H. Smith	$225,000	113%	150%	188%
Arthur Vos IV	$240,000	125%	175%	225%

These metrics and the associated performance levels that were established represented the factors that the Compensation Committee deemed most important and which, if achieved, would likely result in an increase in stockholder value. The specific performance levels were determined with reference to our 2011 budget, which we used to manage our day-to-day business and were determined by our Board of Directors as representing an aggressive level of growth and financial performance for us in 2011.  In turn, the target levels were designed to be obtainable with stretch performance. The following table summarizes, for each named executive officer, the weighted percentage of incentive award potential assigned to each incentive metric for his 2011 incentive plan.

Named Executive Officer	Revenue (1)	Net Increase in New MW (2)	Net Income (3)	Total
R. Blake Young	50%	30%	20%	100%
David Mathieson	50%	30%	20%	100%
Steven Moffitt	50%	30%	20%	100%
Matthew H. Smith	50%	30%	20%	100%
Arthur Vos IV	50%	30%	20%	100%

After reviewing the Company’s financial performance for fiscal 2011 and evaluating the long-term incentive targets previously established for the Company’s executive management under the 2011 annual incentive plan by the Compensation Committee, the Compensation Committee approved annual incentive awards for the Company’s fiscal year ended December 31, 2011, to various executives, including the executive officers listed below in the amounts set forth below opposite such individual’s name.  In approving the long-term incentive awards, the Compensation Committee considered the fact that for fiscal 2011, the Company’s executive management executed on the Company’s business plan and strategic initiatives and met their threshold objectives on two out of three goals.

The awards represented in the table below are formulaic in nature.  Such formulas and 2011 Performance Metrics were approved by the Compensation Committee on March 8, 2012, including cash awards made to executives that were materially consistent with the previously disclosed terms of the 2011 annual incentive plan.

In addition, due to a declining stock price, the Committee applied reductions to the executives’ long-term incentive targets ranging from 0% to 65%.  Further, the Committee used the closing price on March 3, 2011 of $5.55 (the date on which the 2011 annual and long-term incentive plans were approved by the Committee) for determining the number of shares to grant, which had the effect of reducing the overall number of shares awarded to the executives, rather than using the volume weighted average share price on date of grant, as was previously disclosed in the terms of the 2011 annual incentive plan.  The new long-term incentive targets were recommended by the Company’s external compensation consultant and were designed to bring the long-term incentive targets for executives in line with the market, as well as the Company’s stated compensation philosophy.

Named Executive Officer		Long-term Incentive as a % of Base Salary
	Base Salary	Old Target	New Target
R. Blake Young	$480,000	300%	300%
David Mathieson	$325,000	150%	120%
Steven Moffitt	$350,000	150%	120%
Matthew H. Smith	$225,000	150%	120%
Arthur Vos IV	$240,000	175%	120%

Based on the new targets, the long-term incentive awards to the executives included payments of grants of restricted stock as follows:

Executive Officers	Position	Restricted Stock Award ( Shares ) *

R. Blake Young	President and Chief Executive Officer	180,000

David Mathieson	Executive Vice President and Chief Financial Officer	48,000

Steve Moffitt	Executive Vice President and Chief Operating Officer	54,000

Matthew H. Smith	Senior Vice President and General Counsel	21,000

Arthur Vos IV	Senior Vice President Utility Sales & Chief Technology Officer	49,000

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* Each of the shares of restricted stock is initially subject to a repurchase right in favor of the Company. With continued service to the Company, all of the shares of restricted stock set forth above shall vest, and the repurchase right shall lapse with respect to such shares, on March 8, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

COMVERGE, INC.

By:  /s/ R. Blake Young
Name:         R. Blake Young
Title:           President and Chief Executive Officer
Dated:         March 14, 2012